                                                                    Exhibit 99.1




                             LETTER OF TRANSMITTAL

                                      FOR

                        9 1/8% SENIOR SUBORDINATED NOTES

                                    DUE 2008

                              CUSIP NO. 95081QAD6

                                       OF

                            WESCO DISTRIBUTION, INC.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON                          , 2001, UNLESS THE OFFER IS EXTENDED.

                                 BANK ONE, N.A.
                             (the "Exchange Agent")

   By Mail, Hand Delivery or Overnight Courier:              By Facsimile Transmission:
                  Bank One, N.A.                                   (312) 407-8853
        One North State Street, 9(th) Floor                     Attention: Exchanges
              Chicago, Illinois 60602                          Confirm by Telephone:
               Attention: Exchanges                                (800) 524-9472

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONES LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges receipt of the Prospectus dated September   ,
2001 (the "Prospectus") of WESCO International, Inc. ("WESCO International") and WESCO Distribution, Inc. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 9 1/8% Senior Subordinated Notes Due 2008 (the "Exchange Notes"), for each $1,000 in principal amount of outstanding 9 1/8% Senior Subordinated Notes Due 2008 (the "Outstanding Notes"). The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are not subject to any covenant regarding registration under the Securities Act of 1933, as amended (the "Securities Act"). The Outstanding Notes are unconditionally guaranteed (the "Outstanding WESCO International Guarantee") by WESCO International on a senior subordinated basis, and the Exchange Notes will be unconditionally guaranteed (the "WESCO International Guarantee") by WESCO International on a senior subordinated basis. Upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, WESCO International offers to issue the WESCO International Guarantee with respect to all Exchange Notes issued in the Exchange Offer in exchange for the outstanding Outstanding WESCO International Guarantee of the Outstanding Notes for which such Exchange Notes are issued in exchange. Throughout this Letter of Transmittal, unless the context otherwise requires and whether so expressed or not, references to the "Exchange Offer" include WESCO International's offer to exchange the WESCO International Guarantee for the Outstanding WESCO International Guarantee, references to the "Company" include WESCO International as issuer of the WESCO International Guarantee and the Outstanding WESCO International Guarantee, references to the "Exchange Notes" include the related WESCO International Guarantee and references to the "Outstanding Notes" include the related Outstanding WESCO International Guarantee. The term "Expiration
Date" shall mean 5:00 p.m., New York City time, on           , 2001, unless the
Company, in its reasonable judgment, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus. The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Outstanding Notes to which this Letter of Transmittal relates. If the space indicated in inadequate, the Certificate or Registration Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.
--------------------------------------------------------------------------------
                DESCRIPTION OF OUTSTANDING NOTES TENDERED HEREBY

---------------------------------------------------------------------------------------------------------
                 NAME(S) AND ADDRESS(ES) OF
                    REGISTERED OWNER(S)
                      (PLEASE FILL IN)
                         TENDERED**
---------------------------------------------------------------------------------------------------------
                                                                              AGGREGATE
                                                                              PRINCIPAL
                                                                                AMOUNT
                                                             CERTIFICATE OR REPRESENTED BY
                                                              REGISTRATION   OUTSTANDING     PRINCIPAL
                                                                NUMBERS*        NOTES          AMOUNT
                                                             --------------------------------------------
                                                             --------------------------------------------
                                                             --------------------------------------------
                                                             --------------------------------------------
                                                             --------------------------------------------
                                                             TOTAL
---------------------------------------------------------------------------------------------------------
  * Need not be completed by book-entry Holders.
 ** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. All tenders must be in integral multiples of $1,000.
---------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be used if (i) certificates representing Outstanding Notes are to be physically delivered to the Exchange Agent herewith,
(ii) tender of Outstanding Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Notes" in the Prospectus or (iii) tender of the Outstanding Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Notes." See Instruction 2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent. This Letter of Transmittal must be completed, signed and delivered even if tender instructions are being transmitted through the Book-Entry Transfer Facility Automated Tender Offer Program ("ATOP").

     As used in this Letter of Transmittal, the term "Holder" with respect to the Exchange Offer means any person in whose name Outstanding Notes are registered on the books of the Company or, with respect to interests in the Global Notes held by DTC, any DTC participant listed in an official DTC proxy. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this letter in its entirety.

     Holders of Outstanding Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP, for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP Procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Nevertheless, in order for such acceptance to constitute a valid tender of the DTC participant's Outstanding Notes, such participant must complete and sign a Letter of Transmittal and deliver it to the Exchange Agent before the Expiration Date.

--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
      Name of Tendering Institution
                                   ---------------------------------------------
      Account Number
                    ------------------------------------------------------------
      Transaction Code Number
                             ---------------------------------------------------

--------------------------------------------------------------------------------

     Holders whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Outstanding Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Notes." See Instruction 2.

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:
      Name of Registered Holder(s)
                                  ----------------------------------------------
      Name of Eligible Institution that Guaranteed Delivery
                                                           ---------------------
      If delivery by book-entry transfer:
          Account Number
                         -------------------------------------------------------
          Transaction Code Number
                                  ----------------------------------------------

--------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
      THERETO:
      Name
          ----------------------------------------------------------------------
      Address
             -------------------------------------------------------------------

--------------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

  Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Outstanding Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Outstanding Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

     The undersigned represents to the Company that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, and (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes. If the undersigned or the person receiving the Exchange Notes covered hereby is a broker-dealer that is receiving the Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the Exchange Notes, (i) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in EXXON CAPITAL WESCO INTERNATIONAL CORPORATION (April 13, 1988), MORGAN STANLEY & CO., INC.(June 5, 1991) or similar no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the Exchange Notes covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, the undersigned represents to the Company that the undersigned understands and acknowledges that such Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

     The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any tendered Outstanding Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Exchange and Registration Rights Agreement and that the Company shall have no further obligation or liabilities thereunder for the registration of the Outstanding Notes or the Exchange Notes.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Certain Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date.

     Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for tendered Outstanding Notes, and any Outstanding Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Outstanding Notes are surrendered by Holder(s) that have completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 2).

--------------------------------------------------------------------------------

                       SPECIAL REGISTRATION INSTRUCTIONS
  To be completed ONLY if the Exchange Notes are to be issued in the name of someone other than the undersigned.

Name:
      ----------------------------------------------

Address:
         -------------------------------------------

Book-Entry Transfer Facility Account:

----------------------------------------------------
Employee Identification or
Social Security Number:
                        ----------------------------
            (Please Print or Type.)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS

  To be completed ONLY if the Exchange Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Notes Tendered Hereby."

Name:
      ----------------------------------------------

Address:
         -------------------------------------------
                    (Please Print or Type.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         REGISTERED HOLDER(S) OF NOTES OR DTC PARTICIPANT(S) SIGN HERE

               (IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          (Signature(s) of Registered Holder(s) or DTC Participant(s))

Must be signed by registered holder(s) or DTC participant(s) exactly as name(s) appear(s) on the Notes or on a security position listing as the owner of the Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information. (PLEASE PRINT OR TYPE):

Name and Capacity (full title):
                                ------------------------------------------------

Address (including zip code):
                              --------------------------------------------------

Area Code and Telephone Number:
                                ------------------------------------------------

Taxpayer Identification or Social Security No.:
                                                --------------------------------

Dated:
       -------------------------------------------------------------------------

                              SIGNATURE GUARANTEE
                       (IF REQUIRED -- SEE INSTRUCTION 5)
Authorized Signature:
                      ----------------------------------------------------------
           (Signature of Representative of Signature Guarantor)

Name and Title:
                ----------------------------------------------------------------
Name of Plan:
              ------------------------------------------------------------------
Area Code and Telephone Number:
                                ------------------------------------------------
                        (Please Print or Type.)

Dated:
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           [WESCO DISTRIBUTION, INC.]
             THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED
PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THE FOLLOWING SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.
--------------------------------------------------------------------------------

 SUBSTITUTE                                 PART I--PLEASE PROVIDE YOUR TIN IN THE     ----------------------------------------
 FORM W-9                                   BOX AT RIGHT AND CERTIFY BY SIGNING AND                      Name
                                            DATING BELOW.




                                                                                       -----------------------------------------
                                                                                                Social Security Number
                                                                                                          OR




                                                                                       -----------------------------------------
                                                                                            Employer Identification Number
--------------------------------------------------------------------------------------------------------------------------------

 DEPARTMENT OF THE TREASURY                 PART II--Check the box if you are not subject to backup withholding under the
 INTERNAL REVENUE SERVICE                   provisions of the Internal Revenue Code because (1) you are exempt from backup withholding, (2) you have not been notified that you are subject to backup
 PAYOR'S REQUEST FOR TAXPAYER               withholding as a result of failure to report all interest or dividends or (3) the
 IDENTIFICATION NUMBER (TIN)                Internal Revenue Service has notified you that you are no longer subject to backup withholding. (  )
                                            THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS
                                            DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
                                            CERTIFICATION: Under penalties of perjury, I certify that I am a U.S. person and that the information provided on this form is true, correct and complete.
                                           -------------------------------------------------------------------------------------
                                            PART III--AWAITING TIN [  ]

 -------------------------------------------------------------------------------------------------------------------------------
 SIGNATURE:  _____________________________________________________________________  DATE:  ________________________  , 2001
--------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30.5% (OR 30% WITH RESPECT TO PAYMENTS MADE AFTER DECEMBER 31, 2001) OF ANY CASH PAYMENTS IN EXCESS OF $10.00 MADE TO YOU.

NOTE:  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART III OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

               CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

SIGNATURE:  ____________________________________________  DATE: ________________

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

     All physically delivered Outstanding Notes or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of Outstanding Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus). The method of delivery of this Letter of Transmittal, the Outstanding Notes and any other required documents is at the election and risk of the Holder, and except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange.

     Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

2. GUARANTEED DELIVERY PROCEDURES.

     Holders who wish to tender their Outstanding Notes, but whose Outstanding Notes are not immediately available and thus cannot deliver their Outstanding Notes, the Letter of Transmittal or any other required documents to the Exchange Agent (or comply with the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:

     (a) the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17 Ad-15 under the Exchange Act (an "Eligible Institution");

     (b) prior to the Expiration Date, the Exchange Agent received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the registration number(s) of such Outstanding Notes and the principal amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

     (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered Outstanding Notes in proper form for transfer (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

     Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above. Any Holder who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Outstanding Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3. BENEFICIAL OWNER INSTRUCTIONS.

     Only a Holder of Outstanding Notes (I.E., a person in whose name Outstanding Notes are registered on the books of the registrar or, with respect to interests in the Global Notes held by DTC, a DTC participant listed in an official DTC proxy), or the legal representative or attorney-in-fact of a Holder, may execute and deliver this Letter of Transmittal. Any beneficial owner of Outstanding Notes who wishes to accept the Exchange Offer must arrange promptly for the appropriate Holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the appropriate Holder of the Instructions to Registered Holder and/or DTC Participant from Beneficial Owner form accompanying this Letter of Transmittal.

4. PARTIAL TENDERS; WITHDRAWALS.

     If less than the entire principal amount of Outstanding Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" of the box entitled "Description of Outstanding Notes Tendered Hereby." A newly issued Note for the principal amount of Outstanding Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

     Outstanding Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Outstanding Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the person having deposited the Outstanding Notes to be withdrawn (the "Depositor"), (ii) identify the Outstanding Notes to be withdrawn (including the registration number(s) and principal amount of such Outstanding Notes, or, in the case of Outstanding Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Outstanding Notes register the transfer of such Outstanding Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Outstanding Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly retendered. Any Outstanding Notes which have been tendered but which are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of Exchange Offer.

5. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the registered Holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Outstanding Notes.

     If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.

     Signatures of this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Outstanding Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

     If this Letter of Transmittal is signed by the registered Holder or Holders of Outstanding Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security listing as the owner of the Outstanding Notes) listed and tendered hereby, no endorsements of the tendered Outstanding Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Outstanding Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Outstanding Notes, and, with respect to a participant in DTC whose name appears on such security position listing), with the signature on the Outstanding Notes or bond power guaranteed by an Eligible Institution (except where the Outstanding Notes are tendered for the account of an Eligible Institution).

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.

     Tendering Holders should indicate, in the applicable box, the name and address (or account at DTC) in which the Exchange Notes or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

     If no instructions are given, the Exchange Notes (and any Outstanding Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Outstanding Notes or deposited at such Holder's account at DTC.

7. TRANSFER TAXES.

     The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Outstanding Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any other reason other than the transfer and exchange of Outstanding Notes to the Company, or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be collected from the tendering Holder by the Exchange Agent.

     Except as provided in this Instruction, it will not be necessary for transfer stamps to be affixed to the Outstanding Notes listed in the Letter of Transmittal.

8. WAIVER OF CONDITIONS.

     The Company reserves the right, in its reasonable judgment, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

9. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES.

     Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number(s) set forth above. All other questions relating to the Exchange Offer should be directed to:
Bank One, N.A., One North State Street, 9th Floor, Chicago, Illinois 60602,
Attention: Exchanges the Exchange Agent at Bank One Trust Company, National Association, Attention: Exchanges, telephone: (800) 524-9427.

11. VALIDITY AND FORM.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Outstanding Notes and withdrawal of tendered Outstanding Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder as soon as practicable following the Expiration Date.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a Holder tendering Outstanding Notes is required to provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 above. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder may be subject to backup withholding.

     Certain Holders (including among others, all domestic corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A domestic corporate Holder or other U.S. Holder who is not subject to backup withholding and reporting and who satisfies one or more of the conditions set forth in Part 2 of the Substitute Form W-9 should execute the certification following such Part 2. In order for a foreign Holder to qualify as an exempt recipient, that Holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN, W-8ELI, W-8EXP or W-8IMY (as applicable), signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Exchange Agent.

     If backup withholding applies, the Exchange Agent is required to withhold 30.5% (or 30% of any payments made after December 31, 2001) of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a Holder, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct ( or that such Holder is awaiting a TIN) and that (i) such Holder is exempt, (ii) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Outstanding Notes. If Outstanding Notes are in more than one name or are not in the name of the actual Holder, consult the instructions on Internal Revenue Service form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 30% (or 30.5% of any payments made after December 31, 2001) of all payments made thereafter until a TIN is provided to the Exchange Agent.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH OUTSTANDING NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.